Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Flowserve Announces Executive Leadership Transition Plan

Mark Blinn Plans to Retire; Will Continue Serving as President and CEO Until Successor is

Identified; Board of Directors Initiates Search

DALLAS, September 22, 2016 - Flowserve Corporation, (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced that Mark Blinn plans to retire as President, Chief Executive Officer and a member of the Board of Directors. To ensure an orderly transition, Mr. Blinn will remain in those roles until the appointment of his successor.

Flowserve’s Board of Directors has a robust succession planning process and, in an effort to consider both internal and external candidates, has initiated a search to identify a successor to Mr. Blinn.

Mr. Blinn joined Flowserve in October of 2004 and was named CEO in October of 2009. During his tenure as CEO, the Company has delivered a total shareholder return of approximately 64 percent. Flowserve’s track record of profitable growth and shareholder value creation reflects Mr. Blinn’s focus on operational excellence, cost control and profitably growing the Company through acquisitions and strategic growth initiatives.

“After 12 years at Flowserve and seven as CEO, and as the Company begins its next phase of growth and development, the Board and I believe that now is the right time to initiate this planned transition of leadership responsibilities,” said Mr. Blinn. “It has been an honor and a privilege to lead Flowserve and its global team of approximately 19,000 talented employees, who are truly among the best in the business. Over the last year and a half, we have focused on restructuring our business, optimizing our manufacturing footprint and realigning our workforce to position the Company for growth and value creation through the current market cycle and beyond. While there is more work to be done, I know that Flowserve has the right plan and the right team in place to achieve its objectives. I am committed and look forward to continuing to lead Flowserve for the next several months.”

“Under Mark’s leadership, the Company has made tremendous progress executing its strategic plan,” said William C. Rusnack, Chairman of the Board of Directors. “He has been instrumental in overseeing a number of significant acquisitions that have enhanced Flowserve’s geographic presence and product offerings and positioned the Company for continued success. Mark has been an effective leader across market cycles, and the Board thanks him for his many years of service and his dedication to our Company, employees, customers and shareholders.”

Mr. Rusnack continued, “The Board and Mark have been discussing succession planning for some time, and we are confident that the orderly search process we are now undertaking will ensure a smooth transition for Flowserve and all of our stakeholders. As we look forward, we intend to identify a leader who will build on Flowserve’s strong operating platform, creating enhanced value for shareholders, partners, employees, and the Company’s other stakeholders. Mark is committed to working closely with the Board to identify his successor and seamlessly transition his responsibilities.”

Flowserve Contacts

Investor Contacts:

Jay Roueche, Vice President, Investor Relations & Treasurer, (972) 443-6560

Mike Mullin, Director, Investor Relations, (972) 443-6636

Media Contacts:

Lars Rosene, Vice President, Global Communications and Public Affairs, (972) 443-6644

Amy Allen, Manager, Global Communications and Public Affairs, (972) 443-6501

About Flowserve: Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; our ability to execute and realize the expected financial benefits from our strategic manufacturing optimization and realignment initiatives; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela; our furnishing of products and services to nuclear power plant facilities and other critical processes; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; expectations regarding acquisitions and the integration of acquired businesses; our ability to anticipate and manage cybersecurity risk, including the risk of potential business disruptions or financial losses; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

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